UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 4, 2022, Standard Motor Products, Inc. (the “Company”) and its wholly-owned subsidiaries, SMP Motor Products Ltd. and Trumpet Holdings, Inc., entered into an amendment to the Credit Agreement, dated as of October 28, 2015 (as amended by the First Amendment to Credit Agreement, dated as of December 10, 2018), with JPMorgan Chase Bank, N.A., as agent, and a syndicate of lenders for its senior secured revolving credit facility. The amendment provides for the drawdown of an additional $50 million from the agreement’s accordion feature to increase the aggregate principal amount of the lender commitments from $250 million to $300 million and updates the benchmark provisions to replace LIBOR with Term SOFR as the reference rate. The Company intends to use up to $50 million in borrowings to fund working capital needs related to sales growth and to support customer inventory levels during the current constraints in global supply chains.

The Company maintains ordinary banking relationships with JPMorgan Chase Bank, N.A., certain of the other lenders and their respective affiliates. For these services, the parties have received, and may in the future receive, customary compensation and expense reimbursement.

The descriptions set forth above are qualified in their entirety by reference to the Second Amendment to Credit Agreement filed herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Second Amendment to Credit Agreement, dated as of March 4, 2022, among Standard Motor Products, Inc., SMP Motor Products Ltd. and Trumpet Holdings, Inc., as borrowers, JPMorgan Chase Bank, N.A., as agent and lender, and the other lenders thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

	By:	/s/ Nathan R. Iles
Nathan R. Iles
Chief Financial Officer

Date: March 10, 2022

Exhibit Index

Exhibit No.	Description

10.1
Second Amendment to Credit Agreement, dated as of March 4, 2022, among Standard Motor Products, Inc., SMP Motor Products Ltd. and Trumpet Holdings, Inc., as borrowers, JPMorgan Chase Bank, N.A., as agent and lender, and the other lenders thereto.